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                                                                  Exhibit 23.1.7


                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated September 1, 1998, with respect to the financial statements of Sibson & Canada, Inc. included in the Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registration Statement on Form S-1 (File No. 333-63789) of Nextera Enterprises, Inc.



/s/ GRANT THORNTON
Chartered Accountants


Toronto, Canada
May 17, 1999